Exhibit 10.1.9

9th Floor, 855 – 2nd Street SW Calgary, Alberta T2P 2P2
July 16, 2008
Ceramic Protection Corporation
Attention: Steve Giordanella, Chief Executive Officer
590 Sawgrass Corporate Parkway
Sunrise, Florida
33325

Re:	Credit Agreement dated September 21, 2004 between Ceramic Protection Corporation (the “Borrower”) and Canadian Imperial Bank of Commerce (“CIBC”), as amended by the First Amending Agreement dated May 25, 2006, the Second Amending Agreement dated March 8, 2007, the Third Amending Agreement dated September 12, 2007, the Fourth Amending Agreement dated November 14, 2007, the Fifth Amending Agreement dated January 4, 2008, the Sixth Amending Agreement dated April 11, 2008, and the Seventh Amending Agreement dated June 30, 2008, (as amended, the “Credit Agreement”)
Dear Sirs:
CIBC, as Agent under the Credit Agreement, hereby offers to the Borrower to extend certain deliveries as required in Section 16 of the Credit Agreement. In furtherance of the foregoing, the Credit Agreement will be amended by:
(a) amending Section 16.1(s) by inserting, after the word “with” in the second line thereof, the words “(i) assurances by Great American Group (“GAG”) that there has been no net negative material change to the value of the Borrower’s inventory since the Daley-Hodkin LLC inventory report dated February 11, 2008, (ii) the range of values of the Borrower’s inventory based on a net orderly liquidation basis prepared by GAG, and (iii)”; and
(b) deleting each reference to the date “July 15, 2008” in both Section 16.1(s) and Section 16.1(t) and replacing them with “July 25, 2008”.
Kindly provide your acceptance of this offer by signing this letter where indicated and either faxing or emailing us a signed copy at your earliest convenience, but in any event no later than the close of business on July 16, 2008.
If you require further information, please do not hesitate to contact the writer.

Regards,
CANADIAN IMPERIAL BANK OF COMMERCE, as Agent

Per:	/s/ Ian MacInnis

Name:	Ian MacInnis
Title:	Authorized Signatory

Per:	/s/ Craig Werbicki

Name:	Craig Werbicki
Title:	Authorized Signatory
Accepted to this 16th day of July, 2008
CERAMIC PROTECTION
CORPORATION

Per:	/s/ Stephen Giordanella

Name:	Stephen Giordanella
Title:	Chief Executive Officer

Per:	/s/ Larry Moeller

Name:
Title:

Acknowledged and consented to this 16th day of July, 2008

CERAMIC PROTECTION		CPC HOLDING CORPORATION OF
CORPORATION OF AMERICA		AMERICA

Per:	/s/ Stephen Giordanella	Per:	/s/ Stephen Giordanella

Name:	Stephen Giordanella	Name:	Stephen Giordanella
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Per:	/s/ Larry Moeller	Per:	/s/ Larry Moeller

Name:		Name:
Title:		Title:
PROTECTIVE PRODUCTS
INTERNATIONAL CORP.

Per:	/s/ Stephen Giordanella

Name:	Stephen Giordanella
Title:	Chief Executive Officer

Per:	/s/ Larry Moeller

Name:
Title: